UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2010

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Northwest Pipe Company

5721 SE Columbia Way Suite 200

Vancouver WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On April 20, 2010, Northwest Pipe Company (the “Company”) and Bank of America, N.A., as Administrative Agent, entered into a Fourth Amendment to Amended and Restated Credit Agreement (the “Credit Agreement Amendment”). The Credit Agreement Amendment amends the Amended and Restated Credit Agreement dated May 31, 2007, as amended to date (the “Credit Agreement”). On April 21, 2010, the Company and Prudential Investment Management, Inc. and certain of its affiliates entered into a Fourth Amendment to Amended and Restated Note Purchase and Private Shelf Agreement (the “Note Purchase Agreement Amendment”). The Note Purchase Agreement Amendment amends the Amended and Restated Note Purchase and Private Shelf Agreement dated as of May 31, 2007, as amended to date (the “Note Purchase Agreement”). The Credit Agreement and the Note Purchase Agreement are referred to herein as the “Financing Agreements”. The Credit Agreement Amendment and the Note Purchase Agreement Amendment are referred to herein as the “Financing Agreement Amendments”. The Financing Agreement Amendments effect certain changes to the terms of the Financing Agreements, including: (i) extending the dates by which the Company is required to deliver to the lenders audited financial statements prepared in accordance with generally accepted accounting principles for the year ended December 31, 2009, and financial statements prepared in accordance with generally accepted accounting principles for the quarter ended March 31, 2010; (ii) requiring the Company to deliver to the lenders financial statements for the year ended December 31, 2009 and the quarter ended March 31, 2010 prepared in accordance with accounting practices used by the Company with respect to the audited financial statements for the year ended December 31, 2008; and (iii) designating the delisting of the Company’s common stock from trading on the Nasdaq Stock Market as an event of default. The foregoing description of the Financing Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Financing Agreement Amendments, which are filed herewith as Exhibits 10.1 and 10.2 to this Report, and are incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Fourth Amendment to Amended and Restated Credit Agreement, by and among Northwest Pipe Company and Bank of America, N.A., as Administrative Agent

10.2	Fourth Amendment to Amended and Restated Note Purchase and Private Shelf Agreement by and among Northwest Pipe Company and Prudential Investment Management, Inc. and certain affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 26, 2010.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Stephanie J. Welty
Stephanie J. Welty, Senior Vice President and Chief Financial Officer